UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

Trinseo Materials Operating S.C.A.	Trinseo Materials Finance, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Luxembourg	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

98-0663708	46-2429861
(IRS Employer Identification No.)	(IRS Employer Identification No.)

333-191460
(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300, Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Styron Europe GmbH, a limited liability corporation formed under the laws of Switzerland (“Styron Europe”), is a direct, wholly-owned subsidiary of Trinseo Materials Operating S.C.A., a Luxembourg partnership limited by shares incorporated under the laws of Luxembourg (“Trinseo Operating”), and an affiliate of Trinseo Materials Finance, Inc., a Delaware corporation (“Trinseo Finance” and together with Trinseo Operating, the “Company”).

On February 18, 2014, Styron Europe entered into a Rights Acquisition, Termination, Settlement and Release Agreement (the “Termination Agreement”) with JSR Corporation Tokyo, Wallisellen Branch (“JSR”), which will terminate the SSBR Toll Conversion and Capacity Rights Agreement with JSR, dated May 31, 2007, as amended by Amendment Agreement No. 1, dated December 3, 2012 (the “SSBR Agreement”), previously filed as Exhibits 10.28 and 10.33, respectively, to Amendment No. 2 to Form S-4 filed by the Company with the Securities and Exchange Commission on December 17, 2013.

Under the SSBR Agreement, JSR held capacity rights to 50% of one of Styron Europe’s production trains in Schkopau, Germany. The Termination Agreement will terminate the SSBR Agreement and transfer those capacity rights to Styron Europe, effective March 31, 2014.

The description of the Termination Agreement herein is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in response to Item 1.01 of this Form 8-K is incorporated by reference in response to this Item 1.02.

Item 7.01.	Regulation FD Disclosure.

On February 18, 2014, Styron Europe issued a press release announcing the Termination Agreement described in Item 1.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This press release and the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Rights Acquisition, Termination, Settlement and Release Agreement, between JSR Corporation Tokyo, Wallisellen Branch, and Styron Europe GmbH, dated February 18, 2014

99.1	Press Release of Styron Europe, dated February 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO MATERIALS OPERATING S.C.A.

By:	/s/ Curtis S. Shaw
Name:	Curtis S. Shaw
Title:	Corporate Secretary

TRINSEO MATERIALS FINANCE, INC.

By:	/s/ Curtis S. Shaw
Name:	Curtis S. Shaw
Title:	Corporate Secretary

Date: February 18, 2014